UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2013

Date of Report

February 25, 2013

(Date of earliest event reported)

BIOZOOM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53678	26-0370478
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilhelmshoeher Allee 273A

Kassel, Germany, 34131

(Address of principal executive offices, including zip code)

800-882-1683

 (Registrant’s telephone number, including area code)

N/A

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01      OTHER EVENTS.

On or about February 25, 2013, Dr. Wolfgang Köcher, Chief Technology Officer and Director of the registrant, received a letter (the “Charité Letter”) from the Charité - Universitätsmedizin Berlin (“Charité”), Center of Experimental and Applied Cutaneous Physiology, regarding the efficacy, past use by the Charité, and potential use of the registrant’s handheld mobile spectroscopic scanner technology.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description
99.1	Charité Letter
99.2

Journal of Biophotonics article referenced in Charite Letter: “Comparison of two methods for noninvasive determination of carotenoids in human and animal skin: Raman spectroscopy versus reflection spectroscopy”

99.3	Press Release, dated May 30, 2013
99.4	Press Release, dated May 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2013	BIOZOOM, INC.

	By:	/s/ Hardy Hoheisel Name: Hardy Hoheisel Title: Chief Executive Officer